Exhibit 99.2

BANKFINANCIAL CORPORATION

FOURTH QUARTER 2023

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022
	IVQ	IIIQ	IIQ	IQ	IVQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income to average total assets) (1)	0.56%	0.63%	0.61%	0.68%	0.86%
Return on equity (ratio of net income to average equity) (1)	5.37	6.16	6.02	6.96	9.01
Net interest rate spread (1)	3.01	3.16	3.23	3.41	3.39
Net interest margin (1)	3.46	3.56	3.56	3.66	3.59
Efficiency ratio (2)	77.39	76.02	79.11	74.51	65.12
Noninterest expense to average total assets (1)	2.92	2.86	2.94	2.65	2.50
Average interest–earning assets to average interest–bearing liabilities	136.25	136.78	136.86	135.85	137.62
Number of full service offices	18	18	18	18	20
Employees (full time equivalents)	205	200	198	202	203

SUMMARY STATEMENT OF FINANCIAL CONDITION
ASSETS
Cash and due from other financial institutions	$19,781	$19,691	$20,401	$19,963	$12,046
Interest-bearing deposits in other financial institutions	158,703	151,870	94,930	57,042	54,725
Securities, at fair value	182,716	158,425	169,647	170,239	210,338
Loans receivable, net	1,050,761	1,105,604	1,170,767	1,225,288	1,226,743
Foreclosed assets, net	2,777	902	950	1,393	476
Stock in Federal Home Loan Bank and Federal Reserve Bank, at cost	7,490	7,490	7,490	7,490	7,490
Premises held-for-sale	523	540	540	1,246	—
Premises and equipment, net	22,950	22,914	22,957	22,955	24,956
Bank-owned life insurance	18,469	18,556	18,644	18,731	18,815
Deferred taxes	4,512	4,979	5,476	5,395	5,480
Other assets	18,702	14,483	14,894	14,368	14,373
Total assets	$1,487,384	$1,505,454	$1,526,696	$1,544,110	$1,575,442

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,261,623	$1,275,828	$1,303,720	$1,315,214	$1,374,934
Borrowings	25,000	25,000	25,000	35,000	—
Subordinated Notes, net of unamortized issuance costs	19,678	19,667	19,656	19,645	19,634
Other liabilities	25,700	31,204	26,017	21,892	29,203
Total liabilities	1,332,001	1,351,699	1,374,393	1,391,751	1,423,771
Stockholders’ equity	155,383	153,755	152,303	152,359	151,671
Total liabilities and stockholders’ equity	$1,487,384	$1,505,454	$1,526,696	$1,544,110	$1,575,442

(1)	Annualized
(2)	The efficiency ratio represents noninterest expense, divided by the sum of net interest income and noninterest income.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2023	2022
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$16,923	$16,894	$16,178	$16,160	$16,064	$66,155	$55,296
Total interest expense	4,491	3,940	3,235	2,660	2,076	14,326	4,481
Net interest income	12,432	12,954	12,943	13,500	13,988	51,829	50,815
Provision for (recovery of) credit losses	317	136	(188)	48	743	313	1,828
Net interest income after provision for (recovery of) credit losses	12,115	12,818	13,131	13,452	13,245	51,516	48,987
Noninterest income	1,625	1,240	1,239	313	1,406	4,417	5,976
Noninterest expense	10,879	10,790	11,220	10,292	10,039	43,181	41,128
Income before income tax	2,861	3,268	3,150	3,473	4,612	12,752	13,835
Income tax expense	782	899	838	840	1,174	3,359	3,341
Net income	$2,079	$2,369	$2,312	$2,633	$3,438	$9,393	$10,494
Basic and diluted earnings per common share	$0.17	$0.19	$0.18	$0.21	$0.27	$0.74	$0.80

NONINTEREST INCOME AND EXPENSE
Noninterest Income
Deposit service charges and fees	$836	$836	$830	$816	$835	$3,318	$3,271
Loan servicing fees	164	98	141	129	240	532	590
Trust insurance commissions and annuities income	347	290	276	367	266	1,280	1,153
Losses on sales of securities	—	—	—	(454)	—	(454)	—
Gain (loss) on sale of premises and equipment	—	—	13	(4)	—	9	—
Valuation adjustment on bank premises held-for-sale	(17)	—	(32)	(553)	—	(602)	—
Loss on bank-owned life insurance	(87)	(88)	(87)	(84)	(64)	(346)	(39)
Bank-owned life insurance death benefit	—	—	—	—	—	—	446
Other	382	104	98	96	129	680	555
Total noninterest income	$1,625	$1,240	$1,239	$313	$1,406	$4,417	$5,976

Noninterest Expense
Compensation and benefits	$5,679	$5,369	$5,629	$5,555	$5,366	$22,232	$21,576
Office occupancy and equipment	1,937	2,046	2,031	2,038	1,944	8,052	7,981
Advertising and public relations	139	171	262	190	202	762	690
Information technology	974	944	965	849	926	3,732	3,566
Professional fees	292	366	355	317	262	1,330	1,292
Supplies, telephone, and postage	289	311	295	359	342	1,254	1,393
FDIC insurance premiums	207	222	282	154	111	865	467
Other	1,362	1,361	1,401	830	886	4,954	4,163
Total noninterest expense	$10,879	$10,790	$11,220	$10,292	$10,039	$43,181	$41,128

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022	For the years ended December 31,
	IVQ	IIIQ	IIQ	IQ	IVQ	2023	2022
LOANS
One–to–four family residential real estate	$18,945	$19,233	$20,448	$21,475	$23,133
Multi–family residential real estate	527,460	528,251	542,165	544,673	537,394
Nonresidential real estate	118,016	117,641	120,505	123,360	119,705
Commercial loans and leases	393,321	447,687	495,520	544,216	553,056
Consumer	1,364	1,351	1,355	1,596	1,584
	1,059,106	1,114,163	1,179,993	1,235,320	1,234,872
Allowance for credit losses	(8,345)	(8,559)	(9,226)	(10,032)	(8,129)
Loans, net	$1,050,761	$1,105,604	$1,170,767	$1,225,288	$1,226,743

LOAN ORIGINATIONS (1)
One–to–four family residential real estate	$758	$137	$128	$173	$215	$1,196	$1,423
Multi–family residential real estate	6,226	5,902	6,686	17,097	67,888	35,911	223,918
Nonresidential real estate	3,183	834	200	5,436	7,694	9,653	43,732
Commercial loans	145,930	172,081	157,704	181,227	179,421	656,942	715,613
Equipment finance	8,141	14,442	7,290	24,623	90,157	54,496	265,227
Consumer	617	514	539	565	544	2,235	2,147
	$164,855	$193,910	$172,547	$229,121	$345,919	$760,433	$1,252,060
Weighted average interest rate	9.09%	9.11%	9.24%	8.67%	6.88%	9.00%	5.67%

LOAN PAYMENTS and PAYOFFS (2)
One–to–four family residential real estate	$1,049	$1,409	$1,139	$1,826	$1,525	$5,423	$8,378
Multi–family residential real estate	7,336	19,784	9,095	10,151	13,465	46,366	113,377
Nonresidential real estate	3,278	3,253	2,934	1,967	3,708	11,432	27,009
Commercial loans	148,964	176,493	169,402	168,461	177,205	663,320	706,162
Equipment finance	55,433	56,844	43,567	45,250	64,144	201,094	211,295
Consumer	565	529	675	615	541	2,384	2,210
	$216,625	$258,312	$226,812	$228,270	$260,588	$930,019	$1,068,431
Weighted average interest rate	7.85%	7.86%	8.35%	8.20%	6.97%	8.06%	5.56%

(1)	Loan originations include purchased loans, draws on revolving lines of credit and exclude loan renewals.
(2)	Loan payments and payoffs exclude loan renewals.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022
	IVQ	IIIQ	IIQ	IQ	IVQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate	$37	$40	$45	$55	$92
Multi–family residential real estate	—	—	148	—	—
Equipment finance	21,294	23,468	23,965	8,807	1,310
Consumer	—	—	—	—	5
	21,331	23,508	24,158	8,862	1,407

Loans past due over 90 days, still accruing	1,007	6,245	—	—	238

Foreclosed assets, net
Other real estate owned	405	468	472	472	472
Other foreclosed assets	2,372	434	478	921	4
	2,777	902	950	1,393	476

Nonperforming assets	$25,115	$30,655	$25,108	$10,255	$2,121

Asset Quality Ratios
Nonperforming assets to total assets	1.69%	2.04%	1.64%	0.66%	0.13%
Nonperforming loans to total loans (1)	2.11	2.67	2.05	0.72	0.13
Nonperforming commercial-related loans to total commercial-related loans (2)	2.15	2.72	2.08	0.73	0.13
Nonperforming residential and consumer loans to total residential and consumer loans	0.18	0.19	0.21	0.24	0.39
Allowance for credit losses to nonperforming loans	37.36	28.77	38.19	113.20	494.16

Concentrations of Credit
Commercial real estate for FFIEC concentration limits	$624,575	$624,469	$641,022	$645,768	$634,482
% FFIEC total capital	370.83%	363.55%	372.44%	374.63%	365.95%

Multi–family residential real estate loans - 50% risk based capital qualified (included above)	$315,179	$248,128	$175,902	$122,213	$101,052
% FFIEC total capital	187.13%	144.45%	102.20%	70.90%	58.28%

(1)	Nonperforming loans include nonaccrual loans and loans past due 90 days and still accruing.
(2)	Commercial-related loans include multi-family residential real estate, nonresidential real estate, and commercial loans and leases.

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022
	IVQ	IIIQ	IIQ	IQ	IVQ
SUBSTANDARD PERFORMING LOANS
One–to–four family residential real estate	$272	$282	$272	$280	$327
Multi–family residential real estate	—	—	—	148	—
Commercial loans and leases	4,056	5,685	3,759	3,846	4,041
Consumer	3	3	5	5	4
	$4,331	$5,970	$4,036	$4,279	$4,372

ALLOWANCE FOR CREDIT LOSSES
Beginning balance	$8,559	$9,226	$10,032	$8,129	$7,386
Impact of adopting ASC 326	—	—	—	1,907	—
Charge–offs:
One-to-four family residential real estate	(1)	—	—	—	—
Commercial loans and leases	(570)	(889)	(638)	(79)	(1)
Consumer	(9)	(14)	(7)	(22)	(12)
	(580)	(903)	(645)	(101)	(13)
Recoveries:
One–to–four family residential real estate	1	32	7	5	4
Multi–family residential real estate	5	4	6	5	5
Commercial loans and leases	50	20	6	1	4
Consumer	—	—	—	1	—
	56	56	19	12	13
Net charge–offs	(524)	(847)	(626)	(89)	—
Provision for (recovery of) credit losses	310	180	(180)	85	743
Ending balance	$8,345	$8,559	$9,226	$10,032	$8,129

Allowance for credit losses to total loans	0.79%	0.77%	0.78%	0.81%	0.66%
Net charge–offs ratio (1)	(0.19)	(0.30)	(0.21)	(0.03)	—

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022
	IVQ	IIIQ	IIQ	IQ	IVQ
DEPOSITS
Noninterest–bearing demand	$260,851	$258,318	$278,170	$287,493	$280,625
Interest–bearing NOW accounts	306,548	326,874	349,374	360,441	400,416
Money market accounts	297,074	291,154	271,194	273,256	302,863
Savings deposits	174,759	178,318	190,277	200,659	204,506
Certificates of deposit - retail	222,391	220,915	214,456	193,116	186,524
Certificates of deposit - wholesale	—	249	249	249	—
	$1,261,623	$1,275,828	$1,303,720	$1,315,214	$1,374,934

SELECTED AVERAGE BALANCES
Total average assets	$1,492,759	$1,511,422	$1,526,246	$1,553,445	$1,605,375
Total average interest–earning assets	1,425,504	1,444,259	1,459,369	1,494,248	1,546,499
Average loans	1,088,172	1,141,788	1,206,175	1,225,636	1,158,474
Average securities	171,903	170,806	176,052	212,344	215,359
Average stock in FHLB & FRB	7,490	7,490	7,490	7,490	7,490
Average other interest–earning assets	157,939	124,175	69,652	48,778	165,176
Total average interest–bearing liabilities	1,046,249	1,055,874	1,066,332	1,099,950	1,123,780
Average interest–bearing deposits	1,001,576	1,011,212	1,021,023	1,066,321	1,104,152
Average borrowings and Subordinated Notes	44,673	44,662	45,309	33,629	19,628
Average stockholders’ equity	154,927	153,796	153,703	151,417	152,672

SELECTED YIELDS AND COST OF FUNDS (1)
Total average interest–earning assets	4.71%	4.64%	4.45%	4.39%	4.12%
Average loans	4.99	4.96	4.77	4.76	4.57
Average securities	2.18	1.88	1.92	2.13	2.04
Average other interest–earning assets	5.47	5.42	5.14	4.66	3.69
Total average interest–bearing liabilities	1.70	1.48	1.22	0.98	0.73
Average interest–bearing deposits	1.59	1.36	1.08	0.87	0.67
Average cost of total deposits	1.26	1.07	0.85	0.70	0.53
Average cost of retail and commercial deposits	1.59	1.36	1.08	0.87	0.67
Average cost of wholesale deposits, borrowings and Subordinated Notes	4.18	4.18	4.21	4.34	4.01
Average cost of funds	1.36	1.18	0.96	0.79	0.58
Net interest rate spread	3.01	3.16	3.23	3.41	3.39
Net interest margin	3.46	3.56	3.56	3.66	3.59

(1)	Annualized

BANKFINANCIAL CORPORATION
SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA
Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2023				2022
	IVQ	IIIQ	IIQ	IQ	IVQ
CAPITAL RATIOS
BankFinancial Corporation (1)
Equity to total assets (end of period)	10.45%	10.21%	9.98%	9.87%	9.63%
Tangible equity to tangible total assets (end of period)	10.45	10.21	9.98	9.87	9.63
Risk–based total capital ratio	20.70	19.13	17.75	16.98	17.00
Common Tier 1 (CET1)	17.66	16.30	15.05	14.34	14.43
Risk–based tier 1 capital ratio	17.66	16.30	15.05	14.34	14.43
Tier 1 leverage ratio	10.54	10.38	10.23	10.03	9.73
Tier 1 capital	$157,246	$156,780	$156,050	$155,789	$156,086
BankFinancial, NA (2)
Risk–based total capital ratio	18.96%	17.90%	16.64%	15.88%	16.04%
Common Tier 1 (CET1)	18.13	17.10	15.83	15.04	15.28
Risk–based tier 1 capital ratio	18.13	17.10	15.83	15.04	15.28
Tier 1 leverage ratio	10.85	10.93	10.80	10.52	10.31
Tier 1 capital	$161,037	$164,172	$163,806	$163,249	$165,252

COMMON STOCK AND DIVIDENDS
Stock Prices:
Close	$10.26	$8.62	$8.18	$8.75	$10.53
High	10.76	9.11	8.94	10.59	10.60
Low	8.31	7.98	7.17	8.55	9.06
Common shares outstanding	12,475,881	12,547,390	12,600,478	12,693,993	12,742,597
Book value per share	$12.45	$12.25	$12.09	$12.00	$11.90
Tangible book value per share	$12.45	$12.25	$12.09	$12.00	$11.90
Cash dividends declared on common stock	$0.10	$0.10	$0.10	$0.10	$0.10
Dividend payout ratio	60.33%	53.16%	54.88%	48.36%	37.45%
Stock repurchases	$676	$471	$744	$502	$1,760
Stock repurchases – shares	71,509	53,088	93,515	48,604	179,577

EARNINGS PER SHARE COMPUTATIONS
Net income	$2,079	$2,369	$2,312	$2,633	$3,438
Weighted average basic and dilutive common shares outstanding	12,526,673	12,578,494	12,667,129	12,721,841	12,861,529
Basic and diluted earnings per common share	$0.17	$0.19	$0.18	$0.21	$0.27

(1)

As a small bank holding company, the Company is exempt from the Federal Reserve Board's risk-based capital and leverage rules.  BankFinancial Corporation capital data is included for informational purposes only.

(2)

As a qualifying community bank pursuant to Section 201 of the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, the Bank elected to adopt the Community Bank Leverage Ratio requirement in the second quarter of 2020. Other BankFinancial, NA capital data is included for informational purposes only.